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                                                                  EXHIBIT 10.16


                         BOREALIS TECHNOLOGY CORPORATION

                                RIGHTS AGREEMENT


         THIS RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of July 1997, by and between Borealis Technology Corporation, a Delaware corporation (the "COMPANY"), and Oxbow LLC, a Wyoming Limited Liability Company (the "HOLDER").

                                    RECITALS

         A. The Holder has purchased a warrant of even date herewith (the "WARRANT") exercisable for shares of Common Stock, $0.001 par value, of the Company (the "COMMON STOCK").

         B. The Company desires to enter into this Agreement and grant the Holder the rights contained herein as a material inducement to the Holder to purchase the Warrant.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                    SECTION 1

                               CERTAIN DEFINITIONS


         Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         1.1 "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         1.2 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at that time.

         1.3 The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), and the declaration or ordering of the effectiveness of such registration statement.

         1.4 "REGISTRABLE SECURITIES" means (i) the shares of Common Stock of the Company issuable or issued upon exercise of the Warrant (the "STOCK"), and
(ii) any other shares of the Company's Common Stock issued as a dividend or other distribution with respect to or exchange for or replacement of the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the Holder's rights under this Agreement are not assigned; provided, however, that Registrable Securities shall only be treated as Registrable Securities if and so long as,


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they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

         1.5 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

         1.6 An "AFFILIATE" of an entity referenced herein shall mean (i) any entity who controls, is controlled by, or is under common control with such entity, or (ii) any constituent partner or stockholder of such entity.

                                    SECTION 2

                                PIGGYBACK RIGHTS

         2.1 Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its equity securities for its own account in an underwritten public offering, the Company will:

                  (i) promptly give to the Holder written notice thereof; and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and underwriting, all the Registrable Securities (subject to cutback as set forth in Section 2.2) specified in a written request or requests made within thirty (30) days after receipt of such written notice from the Company by the Holder.

         2.2 Underwriting. The right of the Holder to registration pursuant to this Section 2 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. If the Holder proposes to distribute its securities through such underwriting, the Holder shall (together with the Company and any other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. If the Holder or other stockholders disapprove of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto.


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         2.3 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration, whether or not the Holder has elected to include securities in such registration.

         2.4 Termination of Piggy-back Rights. The rights of the Holder to receive notice and to participate in a registration pursuant to the terms of this Section 2 shall terminate at such time as the Holder could sell all of Registrable Securities held by the Holder in any one three-month period under the terms of Rule 144 under the Securities Act.

                                    SECTION 3

                              FORM S-3 REGISTRATION

         3.1 Registrations on Form S-3. The Holder shall be entitled to request (an "S-3 REGISTRATION REQUEST") one registration of Registrable Securities then owned by the Holder on a Form S-3 registration statement under the Securities Act (an "S-3 REGISTRATION"). The S-3 Registration Request must be made in writing and the S-3 Registration Request shall (i) specify the number of shares intended to be offered and sold; (ii) express the present intention of the Holder to offer or cause the offering of such shares for distribution; (iii) describe the nature or method of the proposed offer and sale thereof and (iv) contain the undertaking of the Holder to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. The Company shall, as soon as practicable, file a S-3 Registration and proceed to obtain all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holder's Registrable Securities as are specified in the S-3 Registration Request, within 30 days after receipt of such written notice by the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3 if Form S-3 is not available for such offering by the Holder or if the Company has already undertaken one registration pursuant to this Section 3.

         3.2 Termination of S-3 Rights. The rights of the Holder to request a registration pursuant to the terms of this Section 3 shall terminate at such time as (i) the Holder could sell all of Registrable Securities held by the Holder in any one three-month period under the terms of Rule 144 under the Securities Act.


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                                    SECTION 4

                             OBLIGATIONS OF COMPANY

         Whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of the Registrable Securities, the Company shall (i) prepare and, as soon as possible, file with the SEC a registration statement with respect to the Registrable Securities, and use its reasonable best efforts to cause such registration statement to become effective and to remain effective until the earlier of the sale of the Registrable Securities so registered or ninety (90) days subsequent to the effective date of such registration; (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the Registrable Securities so registered or ninety (90) days subsequent to the effective date of such registration statement, (iii) furnish to the Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus), in conformity with the requirements of the Securities Act, as the Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (iv) use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such states as the Holder shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the Registrable Securities so registered or ninety (90) days subsequent to the effective date of the registration statement, and take any and all other actions either necessary or reasonably advisable to enable the Holder to consummate the public sale or other disposition of the Registrable Securities in jurisdictions where the Holder desires to effect such sales or other disposition; and (v) take all such other actions either necessary or reasonably desirable to permit the Registrable Securities held by the Holder to be registered and disposed of in accordance with the method of disposition described herein. Notwithstanding the foregoing, the Company shall not be required to register or to qualify an offering of the Registrable Securities under the laws of a state if as a condition to so doing the Company is required to qualify to do business or to file a general consent to service of process in any such state or jurisdiction, unless the Company is already subject to service in such jurisdiction.

                                    SECTION 5

                            EXPENSES OF REGISTRATION

         The Company shall pay all of the reasonable out-of-pocket expenses incurred in connection with any registration statements that are initiated pursuant to this Agreement, including, without limitation, all SEC and blue sky registration and filing fees, printing expenses, transfer agent and registrar fees, the fees and disbursements of the Company's outside counsel and independent accountants. Any underwriting discounts, fees and disbursements of counsel to the Holder, selling


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commissions and stock transfer taxes applicable to the Registrable Securities registered on behalf of the Holder shall be borne by the Holder of the Registrable Securities included in such registration.

                                    SECTION 6

                                 INDEMNIFICATION

         6.1 The Company. The Company will indemnify the Holder and each person controlling the Holder within the meaning of Section 15 of the Securities Act, and each underwriter if any, of the Company's securities, with respect to any registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse the Holder and each person controlling the Holder, and each underwriter, if any, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by the Holder or controlling person or underwriter seeking indemnification.

         6.2 Holder. The Holder will, if Registrable Securities held by the Holder are included in the securities as to which such registration, qualification or compliance is being effected (the "INDEMNIFYING HOLDER"), indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable to the Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, such directors, officers or control persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged


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omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Indemnifying Holder.

         6.3 Defense of Claims. Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of the Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be required to indemnify any Indemnified Party with respect to any settlement entered into without such Indemnifying Party's prior consent.

                                    SECTION 7

                               STANDOFF AGREEMENT

         In connection with a public offering by the Company, if requested by the Company or the managing underwriter, the Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the Initial Public Offering, if any) without the prior written consent of the Company or the underwriters for such period of time (not to exceed one hundred and eighty (180) days) as may be requested by the Company and the managing underwriter, provided that all officers and directors of the Company enter into similar agreements.

                                    SECTION 8

                              ADDITIONAL COVENANTS

         8.1 Confidentiality. The Holder agrees to keep confidential and not to disclose to persons other than its employees, professional consultants and advisors any information concerning the


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Company which is confidential or proprietary ("CONFIDENTIAL INFORMATION"), except as otherwise required by law or as deemed necessary by the Holder to be disclosed to its own partners. No Confidential Information shall be used or disclosed by the Holder for any purpose except in connection with the transactions contemplated by the Warrant and the agreements executed and delivered in connection with the Warrant and in the enforcement of its rights thereunder. The Holder shall use no less a level of care with the Confidential Information than it uses with its own confidential information. Notwithstanding the foregoing, the restrictions set forth in this Section 8.1 shall not be applicable to any information that is publicly available through no fault of the Holder, any information independently developed by the Holder or its professional consultants, any information known to the Holder or its professional consultants before the disclosure thereof by the Company, or any information disclosed to the Holder by a person without any confidentiality duty to the Company.

                                    SECTION 9

                              TERMINATION OF RIGHTS

         Unless otherwise specified herein, the rights and provisions of this Agreement shall terminate on the fifth (5th) anniversary of the date hereof.

                                   SECTION 10

                                  MISCELLANEOUS

         10.1 Non-Assignment. The rights to cause the Company to register Registrable Securities granted to the Holder by the Company under this Agreement may not be transferred or assigned by the Holder.

         10.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements entered into solely between residents of and to be performed entirely within, such state.

         10.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         10.5 Notices.

                  (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the Holder at Oxbow LLC, 40 County Road 2AC, Cody, Wyoming 82414, attention:
Rotchford Barker, and, if to the Company,


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to: Borealis Technology Corporation, 4070 Silver Sage Drive, Carson City, Nevada
89701, attention: Chief Executive Officer with a copy to Wilson, Sonsini, Goodrich & Rosati, P.C. at 650 Page Mill Road, Palo Alto, California 94304, attention: Steven E. Bochner.

                  (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by facsimile with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

                  (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given three (3) days after the airmailing or faxing thereof.

         10.6 Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         10.7 Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the Company and the Holder.

         10.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         10.9 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing.

         10.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between the parties hereto are expressly canceled.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the day and year first above written.


COMPANY:                             HOLDER:

BOREALIS TECHNOLOGY                  OXBOW LLC
CORPORATION

By:_____________________________     By:_____________________________

Name:___________________________     Name:___________________________

Title:__________________________     Title:__________________________




















                             ***RIGHTS AGREEMENT***